                                                                      EXHIBIT 99


                        INCENTIVE STOCK OPTION AGREEMENT
                             1995 STOCK OPTION PLAN
                        OF FURR'S/BISHOP'S, INCORPORATED


         This STOCK OPTION AGREEMENT (the "Agreement") is made between FURR'S/BISHOP'S, INCORPORATED, a Delaware corporation (the "Company"), and THEODORE J. PAPIT (the "Executive"). The Company considers that its interests will be served by granting the Executive an option to purchase shares of common stock of the Company as an inducement for his continued and effective performance of services for the Company. The Board of Directors of the Company (the "Board") has adopted, and the stockholders have approved, the 1995 Stock Option Plan of Furr's/Bishop's Incorporated (the "Plan"), a copy of which is attached hereto and incorporated by reference herein. The Executive has been designated as a participant in the Plan.

         IT IS AGREED:

         1. Subject to the terms of the Plan, on March 23, 1998 (the "Date of Grant"), the Company hereby grants to the Executive an incentive stock option (the "Option") to purchase 500,000 shares of the common stock of the Company, $.01 par value per share ("Stock"), at a price of $.75 per share, subject to adjustment as provided in the Plan ("the "Option Price"). The Option is exercisable according to the following schedule:

                 (a) On the day after the first anniversary of the Date of Grant, the Option may be exercised with respect to up to 1/5 of the shares subject to the Option;

                 (b) after each succeeding anniversary of the Date of Grant, the Option may be exercised with respect to up to an additional 1/5 of the shares subject to the Option, so that after the expiration of the fifth anniversary of the Date of Grant the Option shall be exercisable in full; and

                 (c) to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.

         Notwithstanding the above, the Option shall become fully exercisable upon the occurrence of either (i) termination of the Executive's employment by the Company other than in a termination for cause or (ii) a change of control. For this purpose, the Executive's employment will be deemed to have been terminated by the Company for cause if the Company severs its employment relationship with the Executive because of (i) his failure to perform, or willful and continual neglect of, his material duties or obligations as President and Chief Executive Officer, which continues after written notice that such actions are occurring has been furnished by the Company to him and he has been afforded a reasonable opportunity of at least ten (10) days to cure the same, all as determined by the Board, (ii) his conviction of any crime or offense involving (a) moral turpitude, either in connection with the performance of his obligations to the Company or its affiliates or which shall adversely affect his ability to perform such obligations or (b) money or other property of the Company or its affiliates; or
(iii) drug addiction. For purposes of this Agreement a "change of control" shall be deemed to have occurred upon any of the following events: (a) if the stockholders of the Company approving a sale or disposition of all or substantially all of the assets of the Company to an entity that is not then an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the Company; (b) if the Company merges with an entity that is not an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the Company and persons who were members of the Board of Directors of the Company immediately prior to the merger do not constitute a majority of the directors of the surviving entity immediately after the merger; or (c) the election during any period of twelve (12) months or less of a majority of the members of the Board of Directors of the Company without the approval of the election or nomination for election of such new member or members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or recommended to succeed their successors that were recommended as required hereunder) by a majority of the members of the Board who were members at the beginning of the period (or their successors that were recommended as required hereunder).

         THE EXECUTIVE IS HEREBY NOTIFIED THAT IF HIS EMPLOYMENT IS TERMINATED OTHER THAN IN A TERMINATION FOR CAUSE OR THERE IS A CHANGE OF CONTROL, A PORTION OF THE OPTION MAY BE TAXED AS IF IT WERE A NONQUALIFIED STOCK OPTION RATHER THAN AN INCENTIVE STOCK OPTION.

         To the extent that the aggregate fair market value of Stock with respect to which incentive stock options are exercisable for the first time by the Executive during any calendar year (under the Plan or any other plan of the Company of its affiliates) exceeds $100,000, the options will be treated as nonqualified stock options. For purposes of this rule, the fair market value of the Stock is determined at the time the option for the Stock is granted.

         2. The Option granted to the Executive under this Agreement shall not be transferable or assignable by Employee other than by will or the laws of descent and distribution, and shall be exercisable during the Executive's lifetime only by him.

         3. The Option, to the extent such rights shall not previously have been exercised, shall terminate and become null and void on the earliest of:

                 (a) the last day within the ten year period commencing on the Date of Grant (the "Expiration Date");

                 (b) the date that is 30 days after the date of severance of the Executive's employment with the Company and all subsidiaries of the Company as defined in the Plan ("Subsidiaries") for any reason other than death, retirement as defined in the Plan ("Retirement"), or disability as defined in section 22(e)(3) of the Internal Revenue Code of 1986, as amended ("Disability");

                 (c) the date that is 90 days after the date of severance of the Executive's employment with the Company and all Subsidiaries because of Retirement;

                 (d) the date that is 180 days after the date of the Executive's severance of employment with the Company and all Subsidiaries because of Disability; or

                 (e) the date that is 180 days after the date of the Executive's death; provided that he dies either while employed with the Company or Subsidiary or within 30 days after his severance of employment with the Company and all Subsidiaries.

         THE EXECUTIVE IS HEREBY NOTIFIED THAT THE OPTION WILL BE TAXED AS IF IT WERE A NONQUALIFIED STOCK OPTION RATHER THAN AN INCENTIVE STOCK OPTION TO THE EXTENT THAT IT IS NOT EXERCISED ON OR BEFORE ONE DAY LESS THAN THREE MONTHS AFTER THE EXECUTIVE'S RETIREMENT.

         In the event of the severance of the Executive's employment with the Company and all Subsidiaries for any reason prior to the Expiration Date, the Option shall not continue to vest after his severance of employment. Upon the death of the Executive, his executors, administrators or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right to exercise the Option with respect to the number of shares that the Executive would have been entitled to exercise if he were still alive.

         4. This Agreement may not be changed or terminated orally but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.

         5. The Company shall not be deemed by the grant of the Option (as distinguished from a separate employment agreement, if any) to be required to employ the Executive for any period.

         6. The Executive shall not have any rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the stock certificate or certificates to him for such shares following his exercise of the Option pursuant to its terms and conditions and payment for the shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such certificate or certificates are issued.

         7. The Executive consents to the placing on the certificate for any shares covered by the Option of an appropriate legend restricting resale or other transfer of such shares except in accordance with the Securities Act of 1933 and all applicable rules thereunder.

         8. In the event of any difference of opinion concerning the meaning or effect of the Plan or this Agreement, such difference shall be resolved by the committee referred to in the Plan.

         9. The validity, construction and performance of this agreement shall be governed by the laws of the State of Delaware. Any invalidity of any provision of this Agreement shall not affect the validity of any other provision.

         10. All offers, notices, demands, requests, acceptances or other communications hereunder shall be in writing and shall be deemed to have been duly made or given if mailed by registered or certified mail, return receipt requested. Any such notice mailed to the Company shall be addressed to its principal office, and any notice mailed to the Executive shall be addressed to the Executive's residence address as it appears on the books and records of the Company or to such other address as either party may hereafter designate in writing to the other.

         11. This Agreement shall, except as herein stated to the contrary, inure to the benefit of and bind the legal representatives, successors and assigns of the parties hereto.

         12. This Option is an incentive stock option which is intended to be governed by section 422 of the Internal Revenue Code of 1986, as amended.

         13. In accepting this Option, the Executive accepts and agrees to be bound by all the terms and conditions of the Plan which pertain to incentive stock options granted under the Plan.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the day and year first above written.

                                      FURR'S/BISHOP'S, INCORPORATED


                                      By: /s/ E.W. Williams, Jr.
                                          --------------------------------------
                                          E. W. Williams, Jr.
                                          Chairman of the Compensation Committee


                                      /s/ Theodore J. Papit
                                      ------------------------------------------
                                      Theodore J. Papit
                                      Chief Executive Officer

                                                                         ANNEX B

                             1995 STOCK OPTION PLAN
                        OF FURR'S/BISHOP'S, INCORPORATED


         1. Purpose, Types of Awards, Construction. The purpose of the 1995 Stock Option Plan of Furr's/Bishop's, Incorporated (the "Plan") is to afford an incentive to executive officers, other employees and non-employee directors of Furr's/Bishop's, Incorporated, a Delaware corporation (the "Company"), or any Subsidiary (as defined below), to acquire a proprietary interest in the Company, to continue as employees or non-employee directors (as the case may be), to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes the Committee as defined below may grant stock options, stock appreciation rights and restricted stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

                 (a) "Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with an award under the Plan.

                 (b) "Board" shall mean the Board of Directors of the Company.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                 (d) "Committee" shall mean a committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 under the Exchange Act.

                 (e) "Company Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

                 (f) "Company" shall mean Furr's/Bishop's, Incorporated, a corporation organized under the laws of the State of Delaware, or any successor corporation.

                 (g) "Disability" shall mean a Grantee's inability to perform his duties with the Company or any Subsidiary for more than six consecutive months by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

                 (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

                 (i) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

                 (j) "Grantee" shall mean a person who receives a grant of Options, Stock Appreciation Rights or Restricted Stock under the Plan.

                 (k) "Incentive Stock Option" shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

                 (l) "Insider" shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                 (m) "Option" or "Options" shall mean a grant to a Grantee of an option or options to purchase shares of Common Stock. Options granted by the Committee to an employee Grantee pursuant to the Plan shall constitute either Incentive Stock Options or Nonqualified Stock Options. Options automatically granted pursuant to Section 23 hereof to a non-employee director shall be Nonqualified Stock Options.

                 (n) "Option Price" shall mean the exercise price of an Option per share of Common Stock covered by the Option.

                 (o) "Option Term" shall mean the period (determined at the Option's grant) from its date of grant to the last date on which it can be exercised. The Option Term of any Incentive Stock Option or any Option granted to a non-employee director pursuant to Section 23 hereof shall not be longer than ten (10) years. The Option Term of any Option granted to a Ten Percent Stockholder shall not be longer than five (5) years.

                 (p) "Plan" means this 1995 Stock Option Plan of Furr's/Bishop's, Incorporated, as amended from time to time.

                 (q) "Recapitalization" means the proposed conversion of various classes of stock into one class of common stock, par value $0.01 per share, of the Company.

                 (r) "Retirement" shall mean a Grantee's retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company (or any Subsidiary) in which the Grantee participates.

                 (s) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

                 (t) "Stock Appreciation Right" shall mean the right, granted to a Grantee under Section 9, to be paid an amount measured by the appreciation in the Fair Market Value of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Common Stock as specified in the award or determined by the Committee.

                 (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company, if, at the relevant time, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

                 (v) "Ten Percent Stockholder" shall mean an employee Grantee who, at the time an Incentive Stock Option is granted to such Grantee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         3. Administration. The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan (including
Section 23 hereof with respect to any Option granted to a non-employee director of the Company), to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights and Restricted Stock; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

         4. Eligibility. Awards may be granted to executive officers and other key employees, including officers and directors who are employees (and to non-employee directors of the Company in accordance with Section 23 hereof), except as proscribed by the Exchange Act or the Code. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

         5. Stock. The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 40,540,795, subject to adjustment as provided in Section 11 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

         If any outstanding award under the Plan should, for any reason expire, be cancelled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right), without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan; provided, however, that, in the case of the cancellation or forfeiture of Restricted Stock with respect to which dividends have been paid or accrued, the number of shares with respect to such Restricted Stock shall not be available for subsequent grants hereunder unless, in the case of shares with respect to which dividends were accrued but unpaid, such dividends are also cancelled or forfeited.

         6. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the "Option Agreement"), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement (and any Option Agreement with respect to an Option granted automatically to a non-employee director pursuant to Section 23 hereof shall also comply with and be subject to the terms and conditions of said Section 23):

                 (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                 (b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

                 (c) Option Price. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock covered by the Option on the date of grant, and in any case shall not be less than the par value of a share of the Common Stock covered by the Option. The Option Price shall be subject to adjustment as provided in Section 11 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                 (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Common Stock or in such other manner as the Committee shall determine including a cashless exercise procedure through a broker-dealer.

                 (e) Term and Exercisability of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee (or, in the case of an Option granted pursuant to Section 23 hereof, the exercise schedule provided by such Section); provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option (other than an Option granted pursuant to Section 23 hereof) at such time and under such circumstances as it, in its sole discretion, deems appropriate. Each Option Agreement shall provide an Option Term which shall be ten (10) years from the date of the grant of the Option, unless otherwise provided in Section 2 hereof or otherwise determined by the Committee. The Option Term shall be subject to earlier expiration as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

                 (f) Termination of Employee Grantee. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option granted to an employee of the Company or a Subsidiary thereof may be exercised only if the employee Grantee is then in the employ of the Company or a Subsidiary thereof (or a corporation issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies (or a parent or subsidiary corporation of such corporation)), and the Grantee has remained continuously so employed since the date of grant of the Option. In the event that the employment of a employee Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable on the date of such termination shall continue to be exercisable for thirty (30) days after the date of such termination (or such longer period as the Committee shall prescribe). Notwithstanding the foregoing provisions of this Section 6(f), no Option may be exercised later than the expiration of its Option Term. To the extent that any Option is not exercisable on the date of such termination of employment, its Option Term shall expire on such date.

                 (g) Termination of Employee Grantee by Death, Disability or Retirement. If an employee Grantee shall die while employed by the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee's employment (or within such longer period as the Committee may have provided for exercise of the Grantee's Options after termination of the Grantee's employment pursuant to Section 6(f) hereof), or if the employee Grantee's employment shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent such Options are exercisable on the date the Grantee's employment is terminated by such death or Disability) may be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of death or Disability of the Grantee, at any time within one-hundred-eighty
         (180) days after the death or Disability of the Grantee. In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or Disabled Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representatives to exercise such Option. In the event that the employment of an employee Grantee shall terminate on account of such Grantee's Retirement, all Options of such Grantee (to the extent such Options are exercisable on the date of the Grantee's Retirement) may be exercised at any time within ninety (90) days after the date of such Retirement. Notwithstanding the foregoing provisions of this
         Section 6(g), no Option may be exercised later than the expiration of its Option Term. To the extent that any Option is not exercisable on the date of such termination of employment by reason of death, Disability or Retirement, its Option Term shall expire on such date.

                 (h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

         7.      Nonqualified Stock Options.  Options granted pursuant to this
Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof (and, in the case of Options granted to a non-employee director pursuant to Section 23 hereof, shall also be subject to the terms and conditions specified in said Section 23).

         8.      Incentive Stock Options.  Options granted pursuant to this
Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof.

                 (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan (and all other plans of an employee Grantee's employer corporation and its parent and subsidiary corporations) become exercisable for the first time by the Grantee during any calendar year shall not exceed one-hundred-thousand dollars ($100,000).

                 (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one-hundred-ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the Option Term shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

         9. Stock Appreciation Rights. The Committee shall have authority to grant a Stock Appreciation Right to the employee Grantee of any Option under the Plan with respect to all or some of the shares of Common Stock covered by such related Option. A Stock Appreciation Right shall, except as provided in this Section 9, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall time to time approve.

                 (a) Time of Grant. A Stock Appreciation Right may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however, that Stock Appreciation Rights related to Incentive Stock Options may only be granted at the time of grant of the related Option.

                 (b) Payment. A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d).

                 (c) Exercise. A Stock Appreciation Right shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

                 (d) Amount Payable. Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right over the Option Price under the related Option, by
         (ii) the number of shares of Common Stock as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit at the time it is granted.

                 (e) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right, the related Option shall be cancelled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

                 (f) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company, specifying the number shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Option Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

                 (g) Form of Payment. Payment of the amount determined under Section 9(d), may be made solely in whole shares of Common Stock in a number determined based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash. Notwithstanding the foregoing, to the extent required by Rule 16b-3 no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 9(d) to an Insider, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

         10. Restricted Stock. The Committee may award shares of Restricted Stock to any eligible employee. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

                 (a) Number of Shares. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

                 (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the "Restricted Period"). The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate including the satisfaction of performance criteria. Certificates for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

                 (c) Forfeiture. Subject to such exceptions as may be determined by the Committee, if the Grantee's continuous employment with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Section 10(e) hereof) shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company or a Subsidiary at no cost to the Company or Subsidiary.

                 (d) Ownership. During the Restricted Period the Grantee shall possess all incidents of ownership of such shares, subject to
         Section 10(b) hereof, including the right to receive dividends with respect to such shares and to vote such shares.

                 (e) Accelerated Lapse of Restrictions. The Committee shall have the authority (and the Agreement may, but need not, so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

         11. Effect of Certain Changes. In the event of an extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options or the applicable market value of Stock Appreciation Rights shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards (and such equitable adjustments shall include both outstanding and future Options granted to non-employee directors pursuant to Section 23 hereof); provided, however, that any fractional shares resulting from such adjustments shall be eliminated.

         12. Surrender and Exchange of Awards. The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to an employee or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the employee Grantee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Grantee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted. The Committee may also grant Restricted Stock in exchange for Surrendered Options to any holder of such Surrendered Options.

         13. Period During Which Awards May Be Granted. Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

         14. Nontransferability of Awards. Awards may be granted under the Plan, shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Grantee, only by the Grantee or by his guardian or legal representative.

         15. Approval of Shareholders and Consummation of Recapitalization. The Plan shall take effect as of the date determined by the Board in its adoption of the Plan but the Plan (and any grants of awards made prior to (i) the shareholder approval described in this sentence and (ii) the consummation of the Recapitalization) shall be subject to (i) the approval of the holder(s) of a majority of the issued and outstanding shares of voting securities of the company entitled to vote, which approval must occur within twelve months of the date the Plan is adopted by the Board, and (ii) the consummation of the Recapitalization.

         16. Agreement by Employee Grantee Regarding Withholding Taxes. If the Committee shall so require, as a condition of exercise of an Option or Stock Appreciation Right or the expiration of the Restricted Period (each a "Tax Event"), each employee Grantee shall agree that, no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that an employee Grantee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock.

         17. Amendment and Termination of the Plan. The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

         18. Rights as a Shareholder. Except as provided in Section 10(d) hereof, a Grantee of an award (or any individual acquiring rights under such award from the Grantee) shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate for such shares to the Grantee (or such individual). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

         19. No Rights to Employment. Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, or a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee's employment. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, the Company or any Subsidiary.

         20. Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

         21. Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

         22. Effective Date and Duration of the Plan. This Plan shall be effective as of the date determined by the Company, subject to the approval of the Plan by the stockholders of the Company and the consummation of the Recapitalization, and shall terminate on the tenth anniversary of such date, unless earlier terminated pursuant to Section 17 hereof.

         23.     Grants to Non-employee Directors.

         (a) Within ninety business days following the Annual Meeting of stockholders of the Company held in 1995, the Committee may, in its sole discretion, grant to each member of the Board who is not then an employee of the Company or any Subsidiary thereof an Option to purchase not more than one hundred thousand (100,000) shares of Common Stock. Thereafter, on the first business day following each annual meeting of stockholders of the Company, the Committee may, in its sole discretion, grant to each member of the Board who is not then an employee of the Company or any Subsidiary thereof an Option to purchase not more than one hundred thousand (100,000) shares of Common Stock. In the event that such date shall in any year fall on a day on which the Common Stock is not publicly traded, Options shall instead be granted pursuant to this
Section 23 on the next following trading day.

         (b) Such an Option shall be granted at an Option Price equal to the Fair Market Value of a share of Common Stock on the date of grant. Such Option shall become exercisable as to one-third (1/3) of the shares subject to the Option on each of the first, second and third anniversary dates of the date of grant. The Option Term for such Option shall be ten years following the date of grant. Such Option shall be a Nonqualified Stock Option.

         (c) If, during the Option Term of an unexercised and unexpired Option issued pursuant to this Section 23, the non-employee director Grantee shall cease to be a voting member of the Board for any reason (other than the non- employee director's death or Disability), such portion or all of the Option which is exercisable on the date such voting status terminates may be exercised until the end of the three-month period following the date such voting status terminates (but in no event later than the expiration of the Option Term). If such an Option (or any portion thereof) is not exercisable on the date such voting status terminates, the Option Term of such Option (or such unexercisable portion thereof) shall expire on such date. If such voting status terminates by reason of the non-employee director Grantee's death or Disability, all Options theretofore granted to such Grantee (to the extent exercisable on the date such voting status terminates) may be exercised by the Grantee or by the Grantee's estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of death or Disability of the Grantee, at any time within one-hundred-eighty (180) days after the death or Disability of the Grantee (but in no event may such an Option be exercised after the expiration of its Option Term). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or Disabled Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representatives to exercise such Option.

         (d) Notwithstanding any other provisions of this Plan to the contrary, this Section 23 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.